APPENDIX A
                          CITIZENS UTILITIES COMPANY

                        MANAGEMENT EQUITY INCENTIVE PLAN


                    As Approved by the Compensation Committee
                          of the Board of Directors on
                                  July 1, 1995
                            and Reflecting Amendments
                       Approved by the Board of Directors
                              Through July 1, 1995

                           CITIZENS UTILITIES COMPANY

                        MANAGEMENT EQUITY INCENTIVE PLAN



                                Table of Contents



Section                                                            Page

1.       Purpose                                                   A-1

2.       Definitions                                               A-1

3.       Shares Subject to the Plan                                A-2

4.       Grant of Awards and Award Agreements                      A-3

5.       Stock Options and Stock Appreciation Rights               A-4

6.       Performance Shares                                        A-6

7.       Restricted Stock                                          A-7

8.       Deferred Stock                                            A-8

9.       Other Stock-Based Awards                                  A-8

10.      Certificates for Awards of Stock                          A-8

11.      Beneficiary                                               A-9

12.      Administration of the Plan                               A-10

13.      Amendment or Discontinuance                              A-10

14.      Adjustments in Event of Change in Common Stock           A-11

15.      Miscellaneous                                            A-11

16.      Effective Date and Stockholder Approval                  A-12

Section 1. Purpose

             The purpose of the Citizens  Utilities  Company  Management  Equity
  Incentive  Plan  (the  "Plan")  is  to  provide   additional   compensation
  incentives for high levels of performance and productivity by management employees of the Company's operations. The Plan is intended to strengthen the Company's existing operations and its ability to attract and retain outstanding management employees upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent. The Plan would constitute the first incentive award plan of its type adopted by the Company.

Section 2. Definitions

  When used herein,  the following  terms shall have the following meanings:

                  (a) "Affiliate" means any company controlled by the Company, controlling the Company or under common control with the Company.

                  (b) "Award" means an award granted to any Eligible Employee in accordance with the provisions of the Plan.

                  (c)      "Award   Agreement"   means  the  written   agreement
                  or certificate evidencing each Award granted to an Eligible Employee under the Plan.

                  (d) "Beneficiary" means the beneficiary or beneficiaries designated pursuant to Section 11 to receive the amount, if any, payable under the Plan upon the death of an Eligible Employee.

                  (e)      "Board" means the Board of Directors of the Company.

                  (f) "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to Sections of the Code are to such Sections as they are currently designated and reference to such Sections shall include the provisions thereof as they may from time to time be amended or renumbered and any successor provisions.)

                  (g) "Company" means Citizens Utilities Company, and its successors and assigns.

                  (h) "Committee" means the Committee appointed by the Board pursuant to Section 12.

                  (i) "Deferred Stock" means Stock credited to an Eligible Employee under the Plan subject to the requirements
                  of Section 8  and  such  other  restrictions   as  the
                  Committee  deems appropriate or desirable.

                  (j)      "Effective Date" means June 22, 1990.

                  (k) "Eligible Employee" means an employee of any Participating Company whose responsibilities and decisions in the judgment of the Committee, directly affect the management, growth, performance or profitability of any Participating Company. Where required by the context, "Eligible Employee" includes an individual who has been granted an Award but is no longer an employee of any Participating Company.

                  (l) "Fair Market Value" means, unless another reasonable method for determining fair market value is specified by the Committee, the average of the high and low sales prices of a share of the appropriate Series of Stock as reported by the NASDAQ National Market System (or if such hares are listed on a national stock exchange or another national quotation system, as reported or quoted by such exchange or system) for the date in question or, if no such sales were reported for such date, for the most recent date on which sales prices were quoted.

                  (m) "Option" means an option to purchase Stock, including Restricted Stock or Deferred Stock, if the Committee so determines, subject to the applicable provisions of Section 5 and awarded in accordance with the terms of the Plan and which may be an incentive stock option qualified under Section 422A of the Code or a nonqualified stock option.

                  (n)   "Participating   Company"   means  the  Company  or  any
                  subsidiary or other affiliate of the Company; provided however, for incentive stock options only, "Participating Company" means the Company or any corporation which at the time such option is granted under the Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 425(f) of the Code.

                  (o) "Performance Share" means a performance share subject to the requirements of Section 6 and awarded in accordance with the terms of the Plan.

                  (p) "Plan" means the  Citizens  Utilities  Company  Management
                  Equity   Incentive   Plan,   as  the  same  may  be   amended,
                  administered or interpreted from time to time.

                  (q) "Restricted Stock" means Stock delivered under the Plan subject to the requirements of Section 7 and such other restrictions as the Committee deems appropriate or desirable.

                  (r) "SAR" means a stock appreciation right subject to the appropriate requirements under Section 5 and awarded in accordance with the terms of the Plan.

                  (s) "Stock" means the Series A or Series B Common Stock of the Company and any successor Common Stock.

                  (t) "Total Disability" means the complete and permanent inability of an Eligible Employee to perform all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

Section 3.        Shares Subject to the Plan

                  (a) The maximum number of shares of Stock which may be issued pursuant to Awards under the Plan at any time is 5% of the issued and outstanding shares of Stock as determined at that time; provided that no more than 2.2 million shares of Stock may be issued pursuant to incentive stock options under the Plan. In the event that the number of shares of Stock subject to Awards or issued at any time is in excess of the above-stated 5% limit, the number need not be reduced if such excess has resulted solely from a reduction in the amount of issued and outstanding shares of Stock subsequent to the time that such awards were granted or such shares were issued. Such shares shall be made available either from authorized and unissued shares, shares held by the Company in its treasury or reacquired shares. The term "issued" shall include all deliveries to an

                  Eligible Employee of shares of Stock pursuant
                  to Awards under the Plan. The Committee may, in its discretion, decide to award other shares issued by the Company that are convertible into Stock or make such shares subject to purchase by an Option, in which event the maximum number of shares of Stock into which such shares may be converted shall be used in applying the aggregate share limit under this
                  Section 3 and all provisions of the Plan relating to Stock shall apply with full force and effect with respect to such convertible shares.

                  (b) If, for any reason, any shares of Stock awarded or subject to purchase or issuance under the Plan are not delivered or are reacquired by the Company for reasons including, but not limited to, a forfeiture of Restricted Stock or Deferred Stock or termination, expiration or a cancellation of an Option, SAR or a Performance Share, such shares of Stock shall be deemed not to have been issued pursuant to Awards under the Plan.

                  (c) Shares of Stock received by the Company in connection with the exercise of Options by delivery of shares or in connection with the payment of withholding taxes shall reduce the number of shares deemed to have been issued pursuant to Awards under the Plan for the purpose of the 5% limit, but not for the purpose of the 2.2 million share limit, both discussed in
                  Section 3(a) hereof.

Section 4.        Grant of Awards and Award Agreements

                  (a) Subject to the provisions of the Plan, the Committee shall
                  (i) determine and designate from time to time those Eligible Employees or groups of Eligible Employees to whom Awards are to be granted; (ii) grant Awards to Eligible Employees; (iii) determine the form or forms of Award to be granted to any Eligible Employee; (iv) determine the amount or number of shares of Stock, including Restricted Stock or Deferred Stock if the Committee so determines, subject to each Award; (v) determine the terms and conditions (which need not be identical) of each Award; (vi) establish and modify performance objectives; (vii) determine whether and to what extent Eligible Employees shall be allowed or required to defer receipt of any Awards or other amounts payable under the Plan to the occurrence of a specified date or event; (viii) determine the price at which shares of Stock may be offered under each Award which price may, except in the case of Options, be zero; (ix) interpret, construe and administer the Plan and any related award agreement and define the terms employed therein; and (x) make all of the determinations necessary or advisable with respect to the Plan or any award granted thereunder.

                  (b) Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee. Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify.

                  (c) The Committee may modify or amend any Awards (by cancellation and regrant or substitution of Awards or otherwise and with terms and conditions more or less favorable to Eligible Employees) or waive any restrictions or conditions applicable to any Awards or the exercise or realization thereof (except that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof, taken as a whole, adversely and materially affects the rights of any recipient of previously granted Awards without his or her consent, unless such modification, amendment or waiver is necessary or desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934 or any other rule or regulation).

                  (d) The Committee may permit the voluntary surrender of all or a portion of any Award granted under the Plan to be conditioned upon the granting of a new Award. Any such new Award shall be subject to such terms and conditions as are specified by the Committee at the time the new Award is granted, determined in accordance with the provisions of the Plan without regard to the terms of the surrendered Award.

Section 5.        Stock Options and Stock Appreciation Rights

                  (a) With respect to Options and SARs, the Committee shall (i) authorize the granting of incentive stock options, nonqualified stock options, SARs or a combination of incentive stock options, non-qualified stock options and SARs; (ii) determine the number of shares of Stock subject to each Option or the number of shares of Stock that shall be used to determine  the value of a SAR;  (iii)  determine  whether such
                  Stock shall be Restricted Stock or, with respect to nonqualified stock options, Deferred Stock; (iv) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; and
                  (v) determine whether or not all or part of each Option may be canceled by the exercise of a SAR; provided, however, that the aggregate Fair Market Value (determined as of the date of Option is granted) of the Stock (disregarding any restrictions in the case of Restricted Stock) for which incentive stock options granted to any Eligible Employee under this Plan may first become exercisable in any calendar year shall not exceed $100,000. Notwithstanding the foregoing, to the extent that incentive stock options granted to an Eligible Employee under this Plan for any reason exceed such limit on exercisability, the options shall be treated as nonqualified stock options as provided under Section 422A(d) of the Code, but shall in all other respects remain outstanding and exercisable in accordance with their terms.

                  (b) The exercise period for a nonqualified stock option or SAR shall be ten years from the date of grant or such shorter period as may be specified by the Committee at the time of grant. The exercise period for an incentive stock option and any related SAR, including any extension which the Committee may from time to time decide to grant, shall not exceed ten years from the date of grant; provided, however, that, in the case of an incentive stock option granted to an Eligible Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company (a "Ten Percent Stockholder"), such period, including extensions, shall not exceed five years from the date of grant.

                  (c) The Option or SAR price per share shall be determined by the Committee at the time any Option is granted and shall be not less than the Fair Market Value, or, in the case of an incentive stock option granted to a Ten Percent Shareholder and any related tandem SARs, 110 percent of the Fair Market Value, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, on the date the Option is granted, as determined by the Committee; provided, however, that such price shall be at least equal to the par value of one share of Stock.

                  (d) No part of any Option or SAR may be exercised until (i) the Eligible Employee who has been granted the Award shall have remained in the employ of a Participating Company for such period, if any, after the date on which the Option or SAR is granted, and (ii) achievement of such performance or other criteria, if any, by the Eligible Employee, as the Committee may specify, and during which a SAR or related Option is exercisable shall commence no earlier than six months following the date the Option or SAR is granted.

                  (e) Except as otherwise provided in the Plan, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Committee deems appropriate, including, Stock, or, with respect to nonqualified options, Restricted Stock or Deferred Stock, already owned by the optionee (subject to any minimum holding period specified by the Committee), having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash and such other consideration having a total fair market value, as so determined, equal to the purchase price; provided, however, that if payment of the exercise price is made in whole or in part in the form of Restricted Stock or Deferred Stock, the Stock received upon the exercise of the Option shall be Restricted Stock or Deferred Stock, as the case may be, at least with respect to the same number of shares and subject to the same restrictions or other limitations as the Restricted Stock or Deferred Stock paid on the exercise of the Option. The Committee may provide that an Eligible Employee who pays the exercise price of an Option, or the withholding taxes relating to an Option exercise, with shares of Stock, shall receive a replacement Option to purchase a number of shares of Stock equal to the number of shares so paid to the Company. The replacement Option shall have an exercise price equal to Fair Market Value on the date of such payment and shall include such other terms and conditions as the Committee may specify.

                  (f)      (i)      Upon the death of a Stock Option grantee
                           whose estate is not eligible to receive retirement benefits, Stock Option privileges shall only apply to those shares which were immediately exercisable at the time of death and such exercise or exercises must take place within the time limits set forth in the Plan. The Committee, however, in its discretion, may provide that any Stock Options outstanding but not yet exercisable upon the death of a Stock Option grantee may become exercisable in accordance with a schedule to be determined by the Committee. Such privileges shall expire unless exercised by legal representatives within a period of time as determined by the Committee but in no event later than the expiration date of the Stock Option.

                                    (ii)  Upon  Retirement  of  a  Stock  Option
                           grantee who is eligible to retire under the Citizens Pension Plan, Stock Option privileges as set forth in the grantee's Stock Option Award Agreement(s) shall apply to all shares outstanding but not yet exercisable. Subsequent death of such a terminated/retired employee shall not have any effect under the Plan on the Stock Option rights that were held at the time of death. Stock Option privileges shall expire unless exercised on the expiration date of the Stock Option. The death of a Stock Option grantee who would otherwise have been eligible to retire under the Citizens Pension Plan but remains employed by Citizens shall, for the purposes of this paragraph, be deemed a retirement.

                                    (iii) Upon the termination of a Stock Option
                           grantee's employment (for any reason other than retirement, death or termination for deliberate, willful or gross misconduct), Stock Option privileges shall be limited to the shares which were exercisable on the date of such termination and such exercise or exercises must take place within the time limits set forth in the Plan (90 days). The Committee, however, in its discretion, may provide that any Stock Options(s) outstanding but not vested and exercisable upon the termination of a Stock Option grantee's employment may become exercisable in accordance with a schedule to be determined by the Committee. Such Stock Option(s) shall expire unless exercised within such period of time after the date of termination of employment as may be established by the Committee, but in no event later than the expiration date(s) of the Stock Option(s) as specified in the grantee's Stock Option Award Agreement(s). If a Stock Option grantee's employment is terminated for deliberate, willful or gross misconduct, as determined by the Company, all rights to the Stock Option(s) shall expire upon receipt of the notice of such termination.

                  (g) No Option or SAR granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by him or her by his or her guardian or legal representative.

                  (h) With  respect  to an  incentive
                  stock option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an incentive stock option within the meaning of Section 422A of the Code.

                  (i) Upon exercise of a SAR, the Eligible Employee shall be entitled, subject to such terms and conditions as the Committee may specify at any time, to receive upon exercise thereof all or a portion of the excess of (i) the Fair Market Value of a specified number of shares of Stock at the time of exercise, as determined by the Committee, over (ii) a specified amount which shall not, subject to Section 5(j), be less than the Fair Market Value of such specified number of shares of Stock at the time the SAR is granted. Upon exercise of a SAR, payment of such excess shall be made as the Committee shall specify (A) in cash, (B) through the issuance or transfer to the Eligible Employee of whole shares of Stock, including Restricted Stock or Deferred Stock, with a Fair Market Value, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, at such time equal to any such excess, or (C) a combination of cash and shares of Stock with a combined fair market value at such time equal to such excess, all as determined by the Committee; provided, however, a fractional share of Stock shall be paid in cash equal to the Fair Market Value of the fractional share of Stock, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, at such time.

                  (j) If the Award granted to an Eligible Employee allows the Eligible Employee to elect to cancel all or any portion of an unexercised Option by exercising a related SAR, then the Option price per share of Stock shall be used as the specified price in Section 5(i), to determine the value of the SAR upon such exercise, and, in the event of the exercise of such SAR, the Company's obligation in respect of such Option or such portion thereof will be discharged by payment of the SAR so exercised.

                  If authorized by the Committee in its sole discretion, the Company may accept the surrender of the right to exercise any Option granted under the Plan (whether or not granted with a related SAR) as to all or any of the shares of Stock as to which the Option is then exercisable, in exchange for payment to the optionee (in cash or shares of Stock value at the then Fair Market Value) of an amount not to exceed the difference between the option price and the then Fair Market Value of the shares as to which such rights of exercise is surrendered.

Section 6.        Performance Shares

                  (a) The Committee shall determine a performance period (the "Performance Period") of one or more years and shall determine the performance objectives for grants of Performance Shares. Performance objectives may vary from Eligible Employee to Eligible Employee and between groups of Eligible Employees and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate. Performance Periods may overlap and Eligible Employees may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

                  (b) At the beginning of a Performance Period, the Committee shall determine for each Eligible Employee or group of Eligible Employees with respect to that Performance Period the range of dollar values, if any, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Employee as an Award if the relevant measure of Company performance for the Performance Period is met.

                  (c) If during the course of a Performance Period there shall occur significant events as determined by the Committee, including, but not limited to, a reorganization of the Company, which the

                  Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective.

                  (d) If an Eligible Employee terminates service with all Participating Companies during a Performance Period because of death, Total Disability, or a significant event, as determined by the Committee, that Eligible Employee shall be entitled to payment in settlement of each Performance Share for which the Performance Period was prescribed (i) based upon the performance objectives satisfied at the end of such period and
                  (ii) prorated for the portion of the Performance Period during which the Eligible Employee was employed by any Participating Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Share in such amount and under such terms and conditions as the Committee deems appropriate or desirable with the consent of the Eligible Employee. If an Eligible Employee terminates service with all Participating Companies during a Performance Period for any other reason, then such Eligible Employee shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

                  (e) Each Performance Share may be paid in whole shares of Stock, including Restricted Stock or Deferred Stock (together with any cash representing fractional shares of Stock), or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, at the time of grant of the Performance Share or otherwise, commencing as soon as practicable after the end of the relevant Performance Period.

Section 7.        Restricted Stock

                  (a) Restricted Stock may be received by an Eligible Employee either as an Award or as the result of an exercise of an Option or SAR or as payment for a Performance Share.
                  Restricted Stock shall be subject to a restriction period (after which restrictions shall lapse) which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

                  (b) Except as otherwise provided in this Section 7, no shares of Restricted Stock received by an Eligible Employee shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period; provided, however, the Restriction Period for any Eligible Employee shall expire and all restrictions on shares of Restricted Stock shall lapse upon the Eligible Employee's death, Total Disability or retirement on or after age 65 or an earlier age with the consent of the Company, or upon some significant event, as determined by the Committee, including, but not limited to, a reorganization of the Company.

                  (c) If an Eligible Employee terminates employment with all Participating Companies for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall, unless the Committee otherwise determines, be forfeited by the Eligible Employee and shall be reacquired by the Company, and, in the case of Restricted Stock purchase through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option.

                  (d) The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any receipt of Restricted Stock that the
                  Eligible Employee shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

                  (e) Nothing in this Section 7 shall preclude an Eligible Employee from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

Section 8.        Deferred Stock

                  (a) Deferred Stock may be credited to an Eligible Employee either as an Award or as the result of an exercise of an Option or SAR or as payment for a Performance Share. Deferred Stock shall be subject to a deferral period which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the "Deferral Period"). The Committee may provide for the expiration of the Deferral Period in installments where deemed appropriate.

                  (b) Except as otherwise provided in this Section 8, no Deferred Stock credited to an Eligible Employee shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Deferral Period; provided, however, the Deferral Period for any Eligible Employee shall expire upon the Eligible Employee's death, Total Disability or retirement on or after age 65 or an earlier age with the consent of the Company, or upon some significant event, as determined by the Committee, including, but not limited to, a reoganization of the Company.

                  (c) At the expiration of the Deferred Period, the Eligible Employee shall be entitled to receive a certificate pursuant to Section 10 for the number of shares of Stock equal to the number of shares of Deferred Stock credited on his or her behalf. Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares of Deferred Stock credited to an Eligible Employee shall be paid to such Eligible Employee within 30 days after each dividend was declared unless, at the time of the Award the Committee determined that such dividends shall be reinvested in additional shares of Deferred Stock, in which case additional shares of Deferred Stock shall be credited to the Eligible Employee based on the Stock's Fair Market Value at the time of each such dividend.

                  (d) If an Eligible Employee terminates employment with all Participating Companies for any reason before the expiration of the Deferred Period, all shares of Deferred Stock shall, unless the Committee otherwise determines, be forfeited by the Eligible Employee, and, in the case of Deferred Stock purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option.

Section 9.        Other Stock-Based Awards

         The Committee may grant other Awards under the Plan which are denominated in stock units or pursuant to which shares of Stock may be acquired, including Awards valued using measures other than market value, if deemed by the Committee in its discretion to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the form of such Awards, the number of shares of Stock to be granted or covered pursuant to such Awards and all other terms and conditions of such Awards.

Section 10.       Certificates for Awards of Stock

                  (a) Subject to Section 7(d), each Eligible Employee entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the

                  Eligible Employee, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

                  (b) The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange or quotation system on which the Stock may then be listed or quoted and (ii) the completion of any registration, qualification, approval or authorization of such shares under any federal or state law, or any ruling or regulation or approval or authorization of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.


                  (c) All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 10(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if so long as the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

                  (d) Except for the restrictions on Restricted Stock or Deferred Stock under Sections 7 and 8, each Eligible Employee who receives an award of Stock shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Eligible Employee awarded an Option, a SAR or Performance Share or Deferred Stock shall have any right as a shareholder with respect to any shares subject to such Award prior to the date of issuance to him or her of certificate or certificates for such shares.

Section 11.       Beneficiary

                  (a) Each Eligible Employee shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. An Eligible Employee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Eligible Employee's death, and in no event shall it be effective as of a date prior to such receipt.

                  (b) If no such Beneficiary designation is in effect at the time of an Employee's death, or if no designated Beneficiary survives the Eligible Employee or if such designation conflicts with law, the Eligible Employee's estate shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the right thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

Section 12.       Administration of the Plan

                  (a) The Plan shall be administered by the Committee, as appointed by the Board and serving at the Board's pleasure. Each member of the Committee shall be both a member of the Board and a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule or regulation.

                  (b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

                  (c) The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof and any related Award agreement and define the terms employed in the Plan or any agreement, and its interpretations and constructions thereof and actions taken thereunder shall be, except as otherwise determined by the Board, final, conclusive and binding on all persons for all purposes.

                  (d) The Committee shall have full power, discretion and authority to prescribe and rescind rules, regulations and policies for the administration of the Plan.

                  (e) The Committee's decisions and determinations under the Plan and with respect to any Award granted thereunder need not be uniform and may be made selectively among Eligible Employees, whether or not such Eligible Employees are similarly situated.

                  (f) The Committee shall keep minutes of its actions under the Plan. The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

                  (g) The Committee may employ such legal counsel, including without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including without limitation, meeting fees and expenses and professional fees, shall be paid by the Company.

                  (h) No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights to indemnification or insurance the members or former members may have as directors or under the by-laws of the Company or otherwise.

Section 13.       Amendment or Discontinuance

         The Board may, at any time, amend or terminate the Plan. The Plan may also be amended by the Committee, provided that all such amendments shall be reported to the Board. No amendments shall become effective unless approved by affirmative vote of the Company's stockholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934 or any other rule or regulation. No amendment or termination shall, when taken as a whole, adversely and materially affect the rights of any recipient of a previously granted award without his or her consent unless the amendment or termination is necessary or desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934 or any other rule or regulation.

Section 14.       Adjustments in Event of Change in Common Stock

         In the event of any recapitalization, reclassification, split-up or consolidation of shares of Stock, merger or consolidation of the Company or sale by the Company of all or a portion of its assets, or other event which could distort the implementation of the Plan or the realization of its objectives, the Committee may make such appropriate adjustments in the number and kind of securities which may be issued pursuant to Awards under the Plan, including Awards then outstanding, or the terms, conditions or restrictions on securities or Awards as the Committee deems equitable.

Section 15.       Miscellaneous

                  (a) Nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

                  (b) No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

                  (c) No Eligible Employee shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments of Awards provided for under the Plan shall be paid by the Company either by issuing shares of Stock or by delivering cash from the general funds of the Company or other property of the Company; provided, however, that such payments shall be reduced by the amount of any payments made to the participant or his or her dependents, beneficiaries or estate from any trust or special or separate fund established in connection with this Plan. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the participant shall have no right, title, or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments.

                  (d) Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no Award may be granted to an employee while he or she is absent on leave.

                  (e) If the Committee shall find that any person to whom any Award, or portion thereof, is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

                  (f) The right of any Eligible Employee or other person to any Award payable under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section 11 with respect to the designation of a Beneficiary or as may otherwise be required by law. If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Eligible Employee or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Eligible Employee or his or her Beneficiary, then the Committee may terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of the Eligible Employee, his or her Beneficiary or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the Eligible Employee (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

                  (g) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available for review to all Eligible Employees at all reasonable times at the Company's administrative offices.

                  (h)  The  Committee  may  cause  to be  made,  as a  condition precedent to the payment of any Award, or otherwise, appropriate arrangements with the Eligible Employee or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes. The Committee may in its discretion permit the payment of such withholding taxes by authorizing the Company to withhold shares of Stock to be issued, or by delivering to the Company shares of Stock owned by the Eligible Employee or Beneficiary, in either case having a Fair Market Value equal to the amount of such taxes.

                  (i) The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any governmental or regulatory agency as may be required.

                  (j) All elections, designations, requests, notices, instructions and other communications from an Eligible Employee, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee.

                  (k) The terms of the Plan shall be binding upon the Company and its successors and assigns.

                  (l) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

Section 16.       Effective Date and Stockholder Approval

         The Effective Date of the Plan shall be June 22, 1990, subject to approval by the holders of a majority of the Company's common stock at the 1990 Annual Meeting. No awards will be granted under the Plan after the expiration of ten years from the Effective Date.